UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2006

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street
Suite 4800
San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on August 29, 2006, First Avenue Networks, Inc., or First Avenue, completed its merger (the “Merger”), with FiberTower Network Services Corp. (formerly known as FiberTower Corporation, and to which we refer in this report as “Old FiberTower”) pursuant to that certain Agreement and Plan of Merger, dated May 14, 2006, among First Avenue, Marlin Acquisition Corporation and Old FiberTower. First Avenue, as the successor entity of the Merger, changed its name to FiberTower Corporation.  We described the Merger in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2006 (the “Initial 8-K”).  The information set forth in the Initial 8-K is incorporated herein by reference.

In Item 9.01 of the Initial 8-K, we indicated that:

•               we intend to provide the financial statements of Old FiberTower for the periods specified in Rule 3-05 of Regulation S-X under cover of a Form 8-K/A within the time period allowed by Item 9.01(a)(4) of Form 8-K; and

•               we intend to provide the pro forma financial information of FiberTower Corporation to give effect to the Merger, as required by Article 11 of Regulation S-X under cover of a Form 8-K/A within the time period allowed by Item 9.01(b)(2) of Form 8-K.

This Current Report on Form 8-K/A amends the Initial 8-K to include such financial statements and pro forma information.

Item 9.01.         Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The required financial statements of Old FiberTower are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)  Pro forma financial information

The required pro forma financial information of FiberTower Corporation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Financial Statements of Old FiberTower

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of FiberTower Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: November 9, 2006	By:	/s/ Thomas A. Scott
	Name:	Thomas A. Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Financial Statements of Old FiberTower

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of FiberTower Corporation